                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

                                    WESTCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 Westcorp Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618

                                                                  March 28, 2000

Dear Shareholder:

     Your are encouraged to join us for Westcorp's Annual Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, May 23, 2000, at our Corporate Headquarters here in Irvine, California. The Board of Directors and management will be reviewing a very successful 1999 and presenting strategies for Westcorp's continued success. You will have the opportunity to express your views and ask questions.

     The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. The Board of Directors has considered the proposals and recommends that you vote FOR them.

     Whether or not you plan to attend, we ask that you read the enclosed materials and complete, sign, date and return the proxy card in the enclosed envelope as soon as possible. Your vote, regardless of the number of shares you own, is important. If you attend the Annual Meeting, you may vote in person if you desire, even if you have previously mailed your proxy card.

     We look forward to seeing you at the meeting. On behalf of the Board of Directors of Westcorp, I want to thank you for your continued support and confidence.

                                          Sincerely,

                                          /s/ ERNEST S. RADY
                                          Ernest S. Rady
                                          Chairman of the Board and
                                          Chief Executive Officer

                                 Westcorp Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2000

To the Shareholders of Westcorp:

     The Annual Meeting of Shareholders of Westcorp, a California corporation, will be held at the Corporate Headquarters, 23 Pasteur, Irvine, California, on Tuesday, May 23, 2000, at 10:00 a.m., for the following purposes:

     1. To elect three Directors for terms expiring in 2002.

     2. To ratify the appointment of Ernst & Young LLP as the independent public accountants for Westcorp for fiscal 2000.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has selected March 27, 2000, as the Record Date (the "Record Date") for the Annual Meeting. Those holders of record of Westcorp's Common Stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     All shareholders are requested to complete, date and sign the enclosed proxy card promptly and return it in the accompanying postage prepaid self-addressed envelope, whether or not they expect to attend the Annual Meeting, in order to assure that their shares will be represented.

     Since mail delays occur, it is important that the proxy card be mailed well in advance of the Annual Meeting. Any shareholder giving a proxy has the right to revoke it at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each proxy card should be signed and returned to ensure that all your shares will be properly voted.

                                          By Order of the Board of Directors

                                          Guy Du Bose
                                          Secretary

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     FOR BANKS, BROKERAGE HOUSES AND NOMINEE HOLDERS, REQUESTS FOR ADDITIONAL COPIES OF WESTCORP'S PROXY MATERIALS SHOULD BE ADDRESSED TO GUY DU BOSE, ESQ., WESTCORP, 23 PASTEUR, IRVINE, CALIFORNIA 92618.

                                 Westcorp Logo

                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618
                            ------------------------

                                PROXY STATEMENT

          APPROXIMATE DATE PROXY MATERIAL FIRST SENT TO SHAREHOLDERS:
                                 MARCH 31, 2000

     This Proxy Statement constitutes the Proxy Statement of Westcorp, a California corporation, in connection with the solicitation of proxies by the Board of Directors of Westcorp for use at the Annual Meeting of Shareholders to be held on May 23, 2000, and any adjournments thereof (the "Meeting").

MEETING DATE AND LOCATION

     The Meeting to consider the business described below will be held on May 23, 2000, at 10:00 a.m., at the Corporate Headquarters, 23 Pasteur, Irvine, California 92618.

PURPOSES

     At the Meeting, the shareholders will consider and vote on proposals to (i) elect Class II Directors of Westcorp to serve until 2002, and (ii) ratify the appointment of Ernst & Young LLP as Westcorp's independent public accountants for fiscal 2000.

RECORD DATE; SHAREHOLDERS ENTITLED TO VOTE

     The close of business on March 27, 2000, is the Record Date for determination of the shareholders of Westcorp entitled to notice of and to vote at the Meeting. As of the Record Date there will be 26,597,344 shares of Westcorp's Common Stock outstanding, $1.00 par value, subject to such additional shares as may be exercised pursuant to stock options. No shares of any other class of stock are outstanding.

VOTE REQUIRED

     Each share of the Common Stock outstanding on the Record Date will be entitled to one vote with respect to approval of the various proposals submitted to the shareholders. Ratification of the appointment of Ernst & Young LLP as Westcorp's independent public accountants is not required to be submitted for shareholder approval and although shareholder approval is not binding, the Board of Directors has elected to seek ratification by the affirmative vote of a majority of the shares of Common Stock represented and voting at the Meeting.

MARKET VALUE OF STOCK

     As of Monday, March 20, 2000, Westcorp Common Stock had a market price of $13.1875 per share. The Common Stock of Westcorp is traded on the New York Stock Exchange.

                     SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished by Westcorp to each shareholder, and, in each case, is solicited on behalf of the Board of Directors of Westcorp for use at the Meeting for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The entire cost of soliciting these proxies will be borne by Westcorp.

     Proxies duly executed and returned by shareholders and received by Westcorp before the Meeting will be voted FOR the election of Class II Directors specified herein and FOR the ratification of the appointment of Ernst & Young LLP as Westcorp's independent public accountants for fiscal 2000, unless a contrary choice is specified in the proxy. Where a specification is indicated as provided on the proxy card, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he or she, in his or her discretion, may deem advisable. The persons named as proxy and alternate were selected by the Board of Directors of Westcorp. Mr. Rady is an Officer and Director of Westcorp and Ms. Schaefer is an Officer.

     Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later dated proxy,
(b) a written revocation sent to and received by the Secretary of Westcorp prior to the Meeting, or (c) attendance at the Meeting and voting in person.

                               VOTING SECURITIES

     As of the Record Date there will be 26,597,344 shares of Westcorp's Common Stock outstanding, subject to such additional shares as may be issued upon exercise of stock options. Only shareholders of record on the books of Westcorp at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of the Common Stock is entitled to one vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, three nominees, Judith M. Bardwick, Stanley E. Foster and Ernest S. Rady are nominated for election as Class II Directors, each Director to serve until 2002 and until their successor is elected and qualified. Dr. Bardwick has been a Director since 1994, Mr. Foster since 1992 and Mr. Rady since 1982. The person named as proxy and their alternate in the accompanying proxy have advised Westcorp of their intention to vote shares covered by proxies received in favor of the election of the nominees named above, each of whom have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unavailable for any reason, the proxy or their alternate in their discretion will vote for substitute nominees of the Board, unless otherwise instructed.

          THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON PROPOSAL 1.

     The following information is submitted concerning the Directors of Westcorp, including nominees for election, Judith M. Bardwick, Stanley E. Foster and Ernest S. Rady.
     ---------------------------------------------------------------------------

                                            DIRECTOR
          NAME OF DIRECTOR            AGE    SINCE                  WESTCORP
-----------------------------------------------------------------------------------------
Judith M. Bardwick**................  67      1994     Director
Robert T. Barnum*...................  54      1998     Director
Stanley E. Foster**.................  72      1992     Director
Ernest S. Rady**....................  62      1982     Chairman of the Board of Directors
Howard C. Reese*....................  68      1996     Director
Charles E. Scribner*................  62      1998     Director

     ---------------------------------------------------------------------------

 * Class I Director, to serve until 2001.

** Class II Director, to serve until 2002.

     The following information is submitted concerning each of the Directors:

     JUDITH M. BARDWICK, PH.D., is President and founder of Bardwick and Associates, a management consulting firm. In addition to her many academic achievements, Dr. Bardwick has been an active business consultant for more than two decades. Dr. Bardwick earned a B.S. degree from Purdue University and an M.S. from Cornell. She received her Ph.D. from the University of Michigan and subsequently became a Full Professor and Associate Dean of the College of Literature Science and the Arts at that university. Dr. Bardwick has devoted herself to consulting and business-related research and writing, concentrating on issues relating to improving organizational efficiency and management skills. She has been a clinical Professor of Psychiatry at the University of California at San Diego since 1984 and has worked as a psychological therapist. Her most recent business book, In Praise of Good Business, was published in 1998. She is the author of three other books; in addition, she has published more than 70 articles on a wide range of topics during her distinguished career. Dr. Bardwick has been a director of Westcorp since 1994.

     ROBERT T. BARNUM has been a private investor and advisor to several private equity funds for the past three years. From 1989 until the company's sale in 1997, Mr. Barnum was the CFO, then the COO of American Savings. American Savings was a $20 billion California thrift that was owned by the Robert M. Bass group. Mr. Barnum was a director of National Re until its sale to General Re in 1996 and of Harborside Healthcare until its recapitalization in 1997. He is currently a director of Center Trust Retail Properties (a publicly held REIT); Berkshire Mortgage Finance, a privately held commercial mortgage bank; and Mr. Barnum is also a director and Chairman of the Board of Korea First Bank. Mr. Barnum has been a director of Westcorp since 1998.

     STANLEY E. FOSTER has been President and Chief Executive Officer of Foster Investment Corporation and its predecessor, Ratner Corporation, a real estate and venture capital investment company headquartered in San Diego, California, since 1954. Mr. Foster also serves as a director Postal Annex Plus, Inc.; Accucom, Inc.; Cartronics, Inc.; Arborvita LLC; and Hot Topic, Inc. Mr. Foster has been a director of Westcorp since 1992.

     ERNEST S. RADY has served as Chairman of the Board and Chief Executive Officer of Westcorp since 1982. He also served as President from 1982 to March 23, 1999. He is also Chairman of the Board, since 1992, a director since 1982, and Chief Executive Officer from 1994 to early 1996 and again, from 1998 to present, of Western Financial Bank ("Bank"), a subsidiary of Westcorp. He also serves as Chairman of the Board of WFS Financial Inc ("WFS"), a second tier subsidiary of Westcorp. Mr. Rady is a principal shareholder, manager and consultant to a group of companies engaged in real estate management and development; property and casualty insurance; oil and gas exploration and development; and beverage distribution.

     HOWARD C. REESE joined Westcorp in 1987 as President and Chief Executive Officer of its subsidiary Westcorp Financial Services, Inc. (now WFS). He retired as President and CEO in 1996, and continues to serve in a consulting capacity. He began his career in consumer finance with Household Finance Corporation in 1953 where he managed several branch offices in southern California. In 1963, he joined Fireside Thrift Company as a manager. He progressed through the ranks as Supervisor, Assistant Vice President and Regional Director, and ultimately to Operations Vice President in charge of 73 branch offices within the state of California.

     CHARLES E. SCRIBNER was with Bank of America 34 years, retiring in May, 1994. From 1979 to 1983 he was Regional Senior Vice President in charge of the Orange County/Los Angeles coastal region, responsible for loan deposits and general operations of 150 branches in the region. From 1984 to 1986 he was Senior Vice President and General Manager of the northern Asian operation for Bank of America headquartered in Tokyo, and later became Area Manager of southern Asia for Bank of America from 1986 through 1989. He was in charge of all banking activities in eight countries and was headquartered in Singapore. From 1990 to 1994 he served as Bank of America's Executive Vice President and General Manager of the southern California Commercial Banking wholesale activities. Mr. Scribner presently serves on the board of Western Insurance Holdings and is an advisor of Sutten Capital Management. Except for the noted directorships, Mr. Scribner has been retired since May, 1994. Mr. Scribner joined Westcorp's board of directors in January, 1998.

COMMITTEES OF THE BOARD

     Westcorp has a standing Audit Committee, consisting at present of Robert T. Barnum, Stanley E. Foster (Chairman) and Charles E. Scribner. The functions of the Audit Committee are to make recommendations to the Board with respect to the engagement of Westcorp's independent public accountants; to review the effectiveness of Westcorp's systems of internal controls; and to review, upon the request of management, professional services to be provided to Westcorp by outside auditors. Westcorp has contracted with its outside auditors to perform expanded audit procedures previously performed by an internal audit department. The Audit Committee held four meetings in 1999.

     Westcorp has a standing Compensation Committee whose current members are Judith M. Bardwick, Robert T. Barnum and Charles E. Scribner (Chairman). The Compensation Committee reviews and approves recommendations for annual salaries of employees (hereinafter referred to as "associates") paid by Westcorp and reviews and sets the levels of compensation of senior management, as well as establishing policies applicable to, performance related to, and basis for compensation. The Compensation Committee held two meetings during 1999.

     The Executive Committee has the powers of the Board of Directors except as precluded by law and Westcorp's bylaws. The Executive Committee was comprised of Messrs. Barnum, Rady and Scribner during 1999. While the Executive Committee did not meet formally during 1999, they discussed business matters on an as needed basis by telephone throughout the year.

MEETINGS OF THE BOARD

     The Board of Directors of Westcorp held a total of ten meetings during 1999. All directors have attended at least 80% of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

     Each director who is not also an officer of Westcorp or any of its subsidiaries received $4,500 per quarterly Board meeting and $2,250 for non-quarterly Board meetings attended, and $1,000 for each committee meeting which is not held in conjunction with a Board meeting. Directors who are also officers of Westcorp or any of its subsidiaries are not compensated for their services as directors, and directors who attend a Westcorp or WFS board meeting on the same day are compensated for only one of the two meetings.

                                   PROPOSAL 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the international accounting firm of Ernst & Young LLP, certified public accountants, serves Westcorp as its auditors at the direction of the Board of Directors of Westcorp. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     This matter is not required to be submitted for shareholder approval, and although shareholder approval is not binding, the Board of Directors has elected to seek ratification of the appointment of

Ernst & Young LLP by the affirmative vote of a majority of the shares represented and voted at the Meeting.

          THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON PROPOSAL 2.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following information is provided with respect to the executive officers of Westcorp who are not directors. Some officers providing services to Westcorp are employed by related companies of Westcorp, and provide those services at fair market value to Westcorp, while also serving as officers of Westcorp.
--------------------------------------------------------------------------------

                                                                                               OFFICER
             NAME                                       POSITION                         AGE   SINCE*
------------------------------------------------------------------------------------------------------
Richard G. Banes...............  Vice President and Director of Audit Services           42     1999
Guy Du Bose....................  Vice President, General Counsel and Secretary           45     1992
Kevin R. Farrenkopf............  Senior Vice President of the Bank                       38     1987
Donna J. Lesch.................  Senior Vice President and Director of Human             40     1998
                                 Performance
Dawn M. Martin.................  Senior Vice President and Chief Information Officer     40     1997
Mark Olson.....................  Vice President and Controller                           36     1994
J. Keith Palmer................  Vice President and Treasurer                            39     1993
Joy Schaefer...................  President and Chief Operating Officer of Westcorp;      40     1990
                                 Chief Executive Officer and Vice Chairman of WFS
Richard W. Stephan.............  Senior Vice President and Chief Technology Officer      61     1994
James E. Tecca.................  President of the Bank                                   56     1996
Lee A. Whatcott................  Executive Vice President and Chief Financial Officer    40     1988
Thomas Wolfe...................  Senior Vice President of Westcorp; President and Chief  40     1998
                                 Operating Officer of WFS

--------------------------------------------------------------------------------

* Officer of Westcorp, WFS or the Bank.

     The following is a brief account of the business experience of each executive officer who is not a director.

     RICHARD G. BANES joined Westcorp in May 1999 and serves as Vice President, Director of Audit Services, of Westcorp; Senior Vice President, Director of Audit Services, of Western Financial Bank and WFS Financial. Mr. Banes received his B.S. degree in Accounting from Arizona State University. He is a licensed Certified Public Accountant in the state of California and is a member of the American Institute of Certified Public Accountants and the Institute of Internal Auditors. Prior to joining Westcorp, Mr. Banes was the Director of Management Audit from 1996 to 1999 for Avco Financial Services, a worldwide sub-prime consumer finance and auto lending company. From 1993 to 1996 he was Audit Director for First Interstate Bank, a major U.S. bank that was acquired in 1996 by Wells Fargo Bank. Prior to First Interstate, Mr. Banes was a financial services audit professional at Ernst & Young LLP.

     GUY DU BOSE has served as General Counsel and Secretary for us since 1999 and as Vice President since 1996. He started as Vice President and Legal Counsel of the Bank in November, 1992. He became Senior Vice President of the Bank in 1997 and General Counsel and Secretary of the Bank in 1999. Prior to his association with Westcorp, Mr. Du Bose was Chief Operating Officer and General Counsel of Guardian Federal Savings, Senior Vice President and General Counsel of Mercury Federal Savings and Loan Association, and Corporate Counsel of Southern California Savings. Mr. Du Bose is an active member of the California State Bar Association and a member of various professional associations.

     KEVIN R. FARRENKOPF has served as Senior Vice President of the Retail Banking Division of the Bank since October, 1995, after serving as Divisional Vice President for Retail Banking since 1994. Previously, Mr. Farrenkopf served as Regional Vice President in 1993, Vice President in 1990 and Branch Manager in 1987, which is also the year he was hired. He has 17 years experience in the industry, the first four spent at Norwest Financial, Inc.

     DONNA J. LESCH serves as Senior Vice President, Director of Human Performance. The Human Performance team is responsible for payroll, compensation and benefit programs, associate relations, career development programs, the development and delivery of training, documentation/forms, corporate communications and supports associates in project management. Ms. Lesch has over 20 years experience in the training, management and organizational development arena. In 1995 she joined WFS, a subsidiary of the Bank. Previous to joining WFS, from 1990 to 1995, she managed training functions at American Savings Bank and before that, at Executrain. She graduated from the University of Washington with a B.A. in Psychology/Education.

     DAWN M. MARTIN has been Senior Vice President and Chief Information Officer of Westcorp since 1999. Ms. Martin joined the Bank's subsidiary, WFS, in April, 1997 as Senior Vice President, Manager of Network Computing. Prior to joining the company, Ms. Martin was Senior Vice President and System Integration Officer at American Savings Bank where she was employed from 1984 to 1997. Ms. Martin has more than 20 years of experience in Information Technology within the financial services industry.

     MARK OLSON has served as Westcorp's Controller since 1998 and as Vice President since 1997. He also serves as Senior Vice President and Controller of the Bank and WFS. He joined the Bank in 1991 as Accounting Systems Director. Prior to joining the Bank, Mr. Olson was employed by what is now known as Ernst & Young LLP. Mr. Olson is a licensed Certified Public Accountant in California and is a member of the American Institute of Certified Public Accountants.

     J. KEITH PALMER is Vice President and Treasurer of Westcorp and Senior Vice President and Treasurer of the Bank. He has also served as Senior Vice President and Treasurer of WFS since 1995. Prior to joining the Bank in 1993, Mr. Palmer served as a Capital Markets Examiner with the Office of Thrift Supervision from 1991 to 1993. From 1986 to 1991, Mr. Palmer served in various capacities with the Office of Thrift Supervision. Mr. Palmer has worked in the banking industry for 15 years.

     JOY SCHAEFER is President and Chief Operating Officer of Westcorp, and is Chief Executive Officer and Vice Chairman of the Board of Directors of WFS. She served first as Senior Vice President, Chief Financial Officer and Treasurer of the Bank since March, 1992, and was elected Executive Vice President in January, 1994 and Chief Operating Officer and Senior Executive Vice President in December, 1994. Ms. Schaefer joined the Bank on January 1, 1990, as Assistant Vice President and Assistant Treasurer. Prior to her association with the Bank, she was a Manager in the financial institutions group of the company now known as Ernst & Young LLP, in the Long Beach, California and Springfield, Illinois offices, and with Illinois National Bank in Springfield, Illinois. Ms. Schaefer also held various positions with Liberty National Bank in Oklahoma City, Oklahoma, from 1985 to 1988.

     RICHARD W. STEPHAN has served as a Westcorp Senior Vice President since 1996 and Chief Technology Officer since 1999, after serving as Chief Information Officer from 1996 to 1999. He is also Executive Vice President and Chief Technology Officer of the Bank and WFS. Mr. Stephan has over 25 years of experience in the information technology field with the last 20 years in the financial institution services industry. Prior to his association with Westcorp, Mr. Stephan was an Executive Vice President of FiServ, Inc., a major provider of information services to the banking industry and he was a partner with the company now known as Ernst and Young LLP, where he managed the consulting practice for the Western Region, served as the Senior Technology Partner for the firm for the banking industry and was a member of the planning committee for the firm-wide banking practice. Mr. Stephan is a member of the Chief Information Officer National Association and is a Certified Systems Professional.

     JAMES E. TECCA is President of the Bank, serving since March, 1999, after serving as Executive Vice President since April, 1996 in charge of the Commercial Banking Group. Mr. Tecca has over 30 years of banking experience in California, specializing in corporate and retail banking. Prior to joining the Bank, he was Senior Vice President with Bank of America for 20 years. In addition, Mr. Tecca was Chief Operating Officer with Bay View Federal Bank in San Francisco and President and Chief Executive Officer of Girard Savings Bank in San Diego.

     LEE A. WHATCOTT has served as Executive Vice President since 1999 and as Chief Financial Officer since 1995. He also serves as Senior Executive Vice President and Chief Financial Officer of the Bank and WFS. Mr. Whatcott joined the Bank in 1988 and was named Vice President and Controller in 1992, Senior Vice President in 1995, Executive Vice President in 1996 and Senior Executive Vice President in 1999. Prior to joining the Bank, he was employed by what is now known as Ernst & Young LLP, an international accounting firm. He is licensed as a Certified Public Accountant in the state of California and is a member of the American Institute of Certified Public Accountants.

     THOMAS WOLFE is Senior Vice President of Westcorp and is also President and Chief Operating Officer of WFS since March, 1999. Mr. Wolfe began his career with WFS as Executive Vice President and National Production Manager in April, 1998. Prior to joining WFS, he held the position of National Production Manager at Key Auto Finance, where he oversaw the production of the indirect auto finance business which included prime, sub-prime, leasing and commercial lending. Mr. Wolfe has been in the auto finance and consumer credit industry since 1982. He previously held positions with Citibank and General Motors Acceptance Corporation. He graduated from Oregon State University in 1981 with a degree in finance.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received for the three fiscal years ended December 31, 1999, by Westcorp's Chairman of the Board and Chief Executive Officer, and the next four most highly compensated executive officers in 1999.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                            LONG-TERM COMPENSATION
                                                                        ------------------------------
                                                                        WESTCORP     WFS
                                           ANNUAL COMPENSATION(1)        STOCK      STOCK
                                       ------------------------------   OPTIONS    OPTIONS     AWARDS       ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR   SALARY    BONUS(2)   OTHER(3)   (SHARES)   (SHARES)   (SHARES)   COMPENSATION(4)
------------------------------------------------------------------------------------------------------------------------
Ernest S. Rady.................  1999  $275,000   $250,000   $ 77,361    30,000          0        0          $60,765(5)
  Chairman of the Board of       1998   420,000          0    209,135    48,419(6)  21,198(7)     0           21,999
  Directors and Chief Executive  1997   420,000          0          0    50,000          0        0           33,875
  Officer
Joy Schaefer...................  1999   315,000    225,000     20,684    25,000          0        0           46,454(8)
  President and Chief Operating  1998   315,000     75,000     70,616    21,145(6)  16,958(7)     0            9,117
  Officer of Westcorp; Chief     1997   268,740     80,622    152,109    15,000     35,000        0           24,540
  Executive Officer and Vice
  Chairman of the Board of WFS;
  and Chief Operating Officer
  and Senior Executive Vice
  President of the Bank
Thomas Wolfe...................  1999   256,727    195,000      4,256    20,000          0        0           36,207(9)
  Senior Vice President of       1998   136,410     88,772          0         0     15,467(7)     0                0
  Westcorp; President and        1997       N/A        N/A        N/A       N/A        N/A      N/A              N/A
  Chief Operating Officer of
  WFS; and Executive Vice
  President of the Bank
Lee A. Whatcott................  1999   225,000    115,000     28,135    12,000          0        0           38,514(10)
  Executive Vice President and   1998   200,000     56,100          0    14,772(6)   5,870(7)     0           10,165
  Chief Financial Officer of     1997   175,000     58,275          0    11,000     11,000        0           21,586
  Westcorp; Senior Executive
  Vice President and Chief
  Financial Officer of the Bank
  and WFS
James E. Tecca.................  1999   166,500     85,000          0    12,000          0        0           33,144(11)
  President of the Bank          1998   156,000     43,680          0     8,734(6)       0        0              863
                                 1997   156,000     15,600          0     7,500          0        0           12,577

--------------------------------------------------------------------------------
(1) The compensation of Ms. Schaefer, Messrs. Wolfe and Whatcott was paid by WFS. Mr. Tecca's compensation was paid by the Bank. The compensation for Mr. Rady was paid by Westcorp. Compensation for officers that are officers of more than one company are allocated as part of a management agreement based upon time spent.

(2) 1997 and 1998 Bonus restated for comparison using bonus earned in the year indicated and payable the following year.

(3) Includes the spread between market price and exercise price on Westcorp or WFS Financial options exercised.

(4) Includes above market preferential interest accrued on salary deferral by executive under deferred compensation plans, plus Company contribution to EDP4 in 1997 and 1998 (described below), 401(k) and ESOP. A contribution of $6,974,554 was funded for 1999 to the Savings Plan (401(k) and ESOP) which benefits other associates in addition to those named in the Table. The Plan is described below.

(5) Includes $10,313 in accrued above-market earnings on deferred compensation, $19,508 employer contribution to 401(k)/ESOP Plan and $30,944 partial reimbursement of taxes incurred on the exercise of non-qualified stock options.

(6) Stock options for shares of Westcorp, the parent company, were awarded in 1998 pursuant to a stock repricing program and exercisable in the future.

(7) Stock options for shares of WFS were awarded in 1998 pursuant to a stock repricing program and exercisable in the future.

(8) Includes $34,224 in accrued above-market earnings on deferred compensation plus $12,230 employer contribution to 401(k)/ESOP Plan.

(9) Includes $26,181 in accrued above-market earnings on deferred compensation plus $10,026 employer contribution to 401(k)/ESOP Plan.

(10) Includes $25,266 in accrued above-market earnings on deferred compensation plus $13,248 employer contribution to 401(k)/ESOP Plan.

(11) Includes $17,421 in accrued above-market earnings on deferred compensation plus $15,723 employer contribution to 401(k)/ESOP Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on Westcorp option grants to the Named Executive Officers in fiscal 1999. There were no WFS option grants in fiscal 1999.
--------------------------------------------------------------------------------

                                                                                      POTENTIAL REALIZED
                                                                                       VALUE AT ASSUMED
                                           PERCENTAGE OF                                ANNUAL RATES OF
                                           TOTAL OPTIONS   EXERCISE OR                STOCK APPRECIATION
                               WESTCORP     GRANTED TO     BASE PRICE                   FOR OPTION TERM
                               OPTIONS     ASSOCIATES IN   (PER SHARE)   EXPIRATION   -------------------
            NAME              GRANTED(1)    FISCAL 1999        ($)          DATE       5%($)      10%($)
---------------------------------------------------------------------------------------------------------
Ernest S. Rady..............    30,000          11%           12.67       04/27/06    154,739    360,607
Joy Schaefer................    25,000           9%           12.67       04/27/06    128,949    300,506
James E. Tecca..............    12,000           4%           12.67       04/27/06     61,896    144,243
Lee A. Whatcott.............    12,000           4%           12.67       04/27/06     61,896    144,243
Thomas Wolfe................    20,000           7%           12.67       04/27/06    103,159    240,405

--------------------------------------------------------------------------------
(1) Options were each granted at the market price of the stock at the date of the grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on aggregated option exercises in the last fiscal year and fiscal year-end option values in 1999 for the Named Executive Officers.
--------------------------------------------------------------------------------

                                                                                         VALUE OF
                                                               NUMBER OF               UNEXERCISED
                                                              UNEXERCISED              IN-THE-MONEY
                                                             WESTCORP ("W")           WESTCORP ("W")
                                                                OPTIONS/               OPTIONS/WFS
                       NUMBER OF WESTCORP                      WFS ("WF")                 ("WF")
                       SHARES ACQUIRED ON                       OPTIONS                  OPTIONS
                         EXERCISE ("W")                      AT 12/31/99(#)           AT 12/31/99($)
                         NUMBER OF WFS        VALUE        EXERCISABLE ("E")/       EXERCISABLE ("E")/
                       SHARES ACQUIRED ON    REALIZED        UNEXERCISABLE            UNEXERCISABLE
        NAME            EXERCISE ("WF")       ($)(1)             ("U")                    ("U")
-------------------------------------------------------------------------------------------------------
Ernest S. Rady              9,096(W)         77,361(W)         19,460 E(W)              36,974 E(W)
                                0(WF)             0(WF)        58,959 U(W)             109,922 U(W)
                                                               15,898 E(WF)            225,633 E(WF)
                                                                5,300 U(WF)             75,220 U(WF)
Joy Schaefer                2,756(W)         20,684(W)         19,203 E(W)              38,334 E(W)
                                0(WF)             0(WF)        35,342 U(W)              65,400 U(W)
                                                               22,056 E(WF)            313,030 E(WF)
                                                               13,580 U(WF)            192,734 U(WF)
James E. Tecca                  0(W)              0(W)          5,286 E(W)              10,043 E(W)
                                0(WF)             0(WF)        15,448 U(W)              28,511 U(W)
                                                                    0 E(WF)                  0 E(WF)
                                                                    0 U(WF)                  0 U(WF)
Lee A. Whatcott             3,308(W)         28,135(W)         13,425 E(W)              26,432 E(W)
                                0(WF)             0(WF)        17,547 U(W)              32,500 U(W)
                                                                2,935 E(WF)             41,655 E(WF)
                                                                2,935 U(WF)             41,655 U(WF)
Thomas Wolfe                    0(W)              0(W)              0 E(W)                   0 E(W)
                              300(WF)         4,256(WF)        20,000 U(W)              36,600 U(W)
                                                                3,641 E(WF)             51,675 E(WF)
                                                               11,826 U(WF)            167,840 U(WF)

--------------------------------------------------------------------------------

     (1) Value of exercise of options based on the closing price on the New York Stock Exchange of Westcorp Common Stock on December 31, 1999 ($14.50) and the closing price on NASDAQ of WFS Common Stock on December 31, 1999 ($21.125).

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     Of the executive officers named in the Summary Compensation Table, only Ms. Schaefer and Mr. Whatcott are subject to written employment agreements. Ms. Schaefer's employment agreement is with WFS, while Mr. Whatcott's employment agreement is with both Westcorp and WFS. Both agreements were executed as of February 27, 1998 and are similar as to their terms and conditions. Each agreement establishes an initial base salary subject to annual review and provides to Ms. Schaefer and Mr. Whatcott the same basic benefits otherwise offered to those executive officers with whom no written employment agreement exists. Both employment agreements also provide that if, as a result of or following a change of control, Ms. Schaefer or Mr. Whatcott are terminated other than for cause or are required to relocate they will be entitled to two years' compensation, based upon the average of their salary and bonus for the three calendar years preceding the triggering event. Both employment agreements may be terminated by the employer at any time for cause.

CERTAIN BENEFITS

EXECUTIVE DEFERRAL PLANS

     Effective August 1, 1985, Westcorp established an Executive Deferral Plan ("EDP") for certain senior executives of Westcorp and its subsidiaries as determined by the Board of Directors. A participant in the EDP may defer a portion of their compensation from a minimum of $2,000 a year to a maximum of 75% of their gross annual salary. The employer matches contributions up to 5% of a participant's annual salary, excluding bonus. After the seventh year of participation, there is a mandatory lump sum distribution to the participant of the first four years' deferrals with interest thereon at Moody's Investors Service Seasoned Corporate Bond Rate (the "Moody's Rate") plus 3%. Upon retirement following not less than 10 years participation in the EDP and the attainment of at least age 65, a participant's account will yield a compound interest rate equal to the Moody's Rate plus 8%. A participant's account balance is (i) the employer's contribution and (ii) deferrals for the fifth and subsequent years of participation. Retirement benefits are paid out over a 15-year period.

     Benefits owing under the EDP are paid by the employer through borrowings against or proceeds from insurance policies on the lives of the participants purchased by the employer.

     Effective September 1, 1988, Westcorp established a second Executive Deferral Plan ("EDP2") for certain participating executives as determined by its Board of Directors. A participant in EDP2 may defer a portion of compensation from a minimum of $2,000 a year to a maximum of 5% of base annual salary, excluding bonus. The employer matches contributions up to 5% of a participant's base annual salary, excluding bonus. Interest is credited to a participant's account at Moody's Rate plus 5%.

     Benefits provided by EDP2 are paid by the employer through borrowings against or proceeds from insurance policies on the lives of the participants purchased by the employer.

     Effective May 1, 1992, Westcorp established a third Executive Deferral Plan ("EDP3") for certain participating executives as determined by its Board of Directors. A participant may defer a portion of compensation from a minimum of $2,000 a year to a maximum of 10% of base annual salary. There is no employer match in EDP3, unlike EDP1 and EDP2. Interest is credited to a participant's account at the Moody's Rate. Participant's first year's contribution plus interest will be distributed beginning in the sixth year. Participant's second year's contribution plus interest will be distributed in year seven and so on. If a participant terminates employment, he receives all deferrals plus interest.

     Effective September 1, 1995, Westcorp established a fourth Executive Deferral Plan ("EDP4") for certain participating executives as determined by the Board of Directors. A participant in EDP4 may defer a portion of compensation from a minimum of $2,000 per year to a maximum of 10% of base annual salary. There may be an employer match in EDP4 at the discretion of the Board of Directors.

     Additionally, associates required to take distribution from earlier EDP plans, may elect, under EDP3 and EDP4, to defer an additional amount up to the distribution they are required to take. This additional deferral is not eligible for any employer matching provisions.

     All deferrals are eligible for interest payments and interest is credited to a participant's account at the Moody's Rate. Participant's distributions are intended to occur upon retirement following not less than 5 years of participation in the EDP and the attainment of at least age 65, or upon termination of employment. Participants receiving distributions can elect to receive them paid out over five, ten or fifteen years or in a lump sum option. The Plan was amended in 1997 to allow greater flexibility in changing retirement elections in the year prior to planned retirement.

STOCK OPTION PLANS

     1991 STOCK OPTION PLAN. The Westcorp stock option plan was adopted by the Board of Directors of Westcorp in April, 1991, and approved by its shareholders in May, 1991, (the "1991 Stock Option Plan"). As amended in 1999, associates and directors of Westcorp, the Bank and WFS, and associates of its other subsidiaries are eligible to participate under the 1991 Stock Option Plan. The 1991 Stock Option Plan is administered by the Westcorp Compensation Committee and, in such capacity, the committee selects associates and directors to whom options are to be granted and the number of shares to be granted based on established criteria. No further options may be granted under the 1991 Stock Option Plan after April 15, 2001.

     Options granted under the 1991 Stock Option Plan may be either "incentive stock options" or "non-qualified options" within the meaning of the Internal Revenue Code ("the Code") . However, only non-qualified options may be granted to directors who are not also associates. The term of the options may not exceed 10 years from the date of grant. However, optionees who own, prior to a grant, directly or indirectly, 10.0% or more of the outstanding Common Stock of Westcorp, may not be granted "incentive stock options" with a term greater than 5 years. Options may be terminated earlier, however, in the event of the death or disability of the optionee or the optionee ceasing to perform services for Westcorp or its subsidiaries as provided in the 1991 Stock Option Plan. The options are also subject to all of the other terms and conditions of the written stock option agreement between the optionee and Westcorp. In 1999, a total of 259,500 options were granted.

     In the aggregate, 3,150,000 shares of Westcorp Common Stock may be the subject of options granted under the 1991 Stock Option Plan. However, the number of shares subject to options granted under such plan (and the exercise prices for the options) are subject to adjustment in the event of any change in the outstanding shares of Westcorp as a result of stock dividends, stock splits or conversions of shares. If any option expires or terminates without having been exercised in full, the unpurchased shares become available again for purposes of future incentive and non-qualified stock options to be granted under the 1991 Stock Option Plan.

WFS STOCK OPTION PLAN

     In 1996, WFS adopted the WFS 1996 Stock Option Plan ("WFS Plan"). In the aggregate, 550,000 shares of Common Stock were the subject of options which may be granted pursuant to the WFS Plan. In 1997, the WFS Plan was amended to increase WFS shares subject to the WFS Plan to 1,100,000. Certain options granted under the WFS Plan are intended to qualify as "incentive stock options" within the meaning of the Code with other options to be "non-qualified" options; options may also be granted under the WFS Plan that are not intended to qualify as "incentive" stock options. Options may be granted under the WFS Plan to associates and directors of WFS. Options may be granted under the WFS Plan to any WFS optionee who, in the opinion of the Compensation Committee, is or gives promise of becoming of exceptional importance to WFS because of experience and ability. The Compensation Committee has the discretion to determine the amounts and times of exercise of options. In 1999, there were no options granted.

WESTCORP EMPLOYEE STOCK OWNERSHIP AND SALARY SAVINGS PLAN

     The Westcorp Employee Stock Ownership Plan (the "Original ESOP") was adopted originally in 1975. The Original ESOP was restated in 1985, and a determination letter was issued by the Internal Revenue Service in 1986 stating that the Original ESOP was a qualified plan under Section 401(a) of the Code. The first amendment to the restated plan was adopted in 1986. Westcorp's Employee Salary Savings Plan (the "Savings Plan") was adopted originally in 1982. It subsequently was amended and restated in 1985. The Internal Revenue Service determined that the Savings Plan was a qualified plan under Section 401(a) of the Code and met the requirements of Section 401(k) of the Code. The first amendment to the restated Savings Plan was adopted in 1986. Effective January 1, 1990, the Savings Plan and the Original ESOP were consolidated into the

Westcorp Employee Stock Ownership and Salary Savings Plan (the "Plan"). The Plan was restated in 1997 and the first amendment to the restated Plan was in 1998. Three additional amendments were adopted in 1999. The Westcorp Salary Savings Plan allows the employee to make tax-deferred contributions into this Plan. The Employee Stock Ownership Plan ("ESOP") is an employer discretionary plan that makes contributions to the employee account in the Plan based on profitability of the Company.

     The Plan is administered by a Committee which is appointed by the Board of Directors and consists of at least three members. All of our associates and associates of our subsidiaries are eligible to participate in the Plan after satisfaction of minimum service and age requirements. Each year Westcorp may, in its discretion, make an ESOP contribution to the Plan. Each participant is credited with one "unit" for each $100 in earnings paid to such participant by the employer in that year, and an additional "unit" for each full year of service to the employer. If Westcorp makes an ESOP contribution, it is allocated to each participant's ESOP Contribution Account (as defined in the Plan) in the same proportion as that participant's "units" bear to the total number of "units" credited to all participants for that year. Eligible associates may also elect to contribute from 1.0% to 10.0% of their earnings to a Salary Savings Contribution Account (as defined in the Plan). Each year Westcorp makes a matching employer contribution which is allocated to the Matching Contribution Account (as defined in the Plan) for each participant that makes a Salary Savings contribution for such year. When Westcorp makes a matching employer contribution, it is allocated to the Matching Contribution Account in the same proportion that each associate's contribution of up to 6.0% of earnings bears to the total of all contributions of up to 6.0% of earnings. Westcorp's annual contribution to a participant's ESOP Contribution Account and Matching Employer Contribution Account, and a participant's contribution to such participant's Salary Savings Contribution Account, may not exceed in the aggregate the lesser of 25.0% of such participant's annual compensation or one-fourth of the dollar limitation established under Section 415(b)(1)(A) of the Code.

     Westcorp's contributions to a participant's ESOP Contribution Account are invested in Westcorp common stock or approved investments at the direction of the Plan administrator. Each participant who has completed ten years of service and has attained the age of 55 may also direct the Plan administrator to diversify the investments allocated to such participant's ESOP Contribution Account. A participant's contributions to his or her Salary Savings Contribution Account are invested by the Plan administrator in fixed income, stock or other permitted investment alternatives selected by the participant. The Plan administrator selects the investment alternatives for the amount contributed by the employer to the Matching Employer Contribution Account. Interest, earnings, dividends, gains and losses are allocated to each participant's ESOP Contribution Account, Salary Savings Contribution Account and Matching Employer Contribution Account, as the case may be, in the proportion such account bears to the total accounts of all participants in that investment alternative. Shares of Westcorp common stock allocated to any of a participant's accounts are voted in accordance with the proxy of such participant. Each participant is also entitled to direct the Plan administrator regarding the exercise of rights, other than voting rights, arising in connection with shares of Westcorp common stock allocated to such participant's accounts.

     Participants have a 100% non-forfeitable interest in the value of their Salary Savings Contribution Account at all times. The participant's interest in his or her ESOP Contribution Account and Employer Matching Contribution Account becomes 20.0% vested after the completion of three Plan years of service. A Plan year consists of 1,000 hours of service. An additional 20.0% becomes vested each following Plan year, until the participant completes 7 years of service and the participant's interests become fully vested.

     A participant is entitled to receive all benefits under the Plan, whether or not vested, upon death, permanent disability, or retirement upon attainment of at least age 65. Upon termination of employment for any other reason, participants will receive the full amount of their Salary Savings Contribution Account and the vested portions of their ESOP Contribution Account and Matching Employer Contribution Account.

     Westcorp funded a $6,974,554 ESOP Contribution and Salary Savings Matching Contribution for 1999.

                      REPORT OF THE COMPENSATION COMMITTEE

     Westcorp applies a consistent philosophy to compensation for all associates, including senior management. This philosophy is based on the premise that the achievements of Westcorp result from the coordinated efforts of all individuals working toward common objectives. Each member of the Compensation Committee is a non-associate director. The members of Westcorp's Compensation Committee are the same as the members of the Bank's Compensation Committee. Accordingly, the Compensation Committee generally sits and deliberates concurrently as the committee for Westcorp and the Bank and considers the performance of both companies, and their subsidiaries, as a whole in making its compensation determinations.

COMPENSATION PHILOSOPHY

     Under the supervision of the Compensation Committee of the Board of Directors, Westcorp has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of Westcorp, and thus shareholder value, by aligning closely the financial interests of Westcorp's senior managers with those of its shareholder. The Compensation Committee endorses the belief that stock ownership by management and the granting of stock options to senior executives and key associates furthers that goal and fosters decision-making by its key associates with Westcorp's long-term safety and soundness in mind.

     The compensation plans and programs are structured to integrate pay with Westcorp's annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist Westcorp in attracting and retaining qualified executives. In furtherance of these goals, annual base salaries are generally set at competitive levels so that Westcorp relies to a large degree on annual incentive compensation to attract and retain corporate officers and other key associates with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, incentive stock options are awarded by the holding company, the stock of which is publicly traded. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a sharp and continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of Westcorp's executives may be more or less than the executives of Westcorp's competitors, depending upon Westcorp's or the individual business unit's performance.

     In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their consistent commitment to long-term success of Westcorp through conservative management of certain business units and aggressive management of other business units as dictated by existing and anticipated market conditions. Certainly the Compensation Committee expects and rewards recognition by the Chief Executive Officer and senior executives of both adverse and advantageous market conditions for each of Westcorp's major businesses.

     At the beginning of each year, performance goals to determine annual incentive compensation are established for each business unit and for each executive. Financial goals include overall profitability, loan volume growth, operating earnings, loan delinquency levels, return on equity, return on assets, Community Reinvestment Act results, cost controls and productivity. The most weight is given to profitability as it relates to established goals. Management goals were established at the beginning of 1999 for those executives and managers who do not manage production units with direct financial goals. These goals are tied to the strategic goals of the organization and its overall profitability.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In determining the Chief Executive Officer's compensation for 1999, the Compensation Committee discussed and considered all of the factors discussed above. The Compensation Committee also considered the factors stated above in arriving at the award of 1999 bonus compensation for Mr. Ernest Rady as shown in the Summary Compensation table. The bonus compensation for 1999 reflects the achievement of management objectives, including improved financial performance, efficiencies and productivity.

     The Committee established 2000 management objectives for the CEO.

STOCK OPTION GRANTS

     Westcorp, the holding company, uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. In 1991, Westcorp adopted, and the shareholders approved, the 1991 Stock Option Plan that made 3,150,000 shares of common stock of Westcorp available for such purposes. The 1991 Stock Option Plan is described above. The Westcorp Compensation Committee grants incentive stock options to associates of Westcorp and its subsidiaries and views such grants less as compensation and more as an incentive mechanism. (Certain grants of Westcorp stock options were made in 1999 to some executives as shown in the Summary Compensation Table, and to other key associates, and will also be disclosed in the Westcorp 10-K and Proxy Statement for its annual meeting to be held on May 23, 2000.)

OTHER COMPENSATION PLANS

     Other compensation benefits have from time to time been established for the benefit of senior executives and other managers and officers of Westcorp, each of which are discussed in the above materials. The results of these compensation plans on the most highly compensated executives are reflected in the Compensation Table.

POLICY REGARDING COMPLIANCE WITH I.R.C. SEC. 162(M)

     Section 162(m) of the Internal Revenue Code, as enacted by the Omnibus Budget Reconciliation Act of 1993, provides in general that, beginning in 1994, compensation paid to certain Executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1,000,000 per year unless certain conditions are met. It is the present policy of the Compensation Committee that individual compensation shall not exceed the deductibility requirements of Internal Revenue Code, Section 162(m) and Westcorp intends to take the necessary steps to comply, but also reserves the right to enter into incentive and other compensation arrangements that do not so comply when it determines that the benefits to Westcorp outweigh the cost of the possible loss of federal income tax deductions.

                                          COMPENSATION COMMITTEE

                                          Charles E. Scribner, Chairman
                                          Judith M. Bardwick
                                          Robert T. Barnum

                         STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on Westcorp's Common Stock against the cumulative total return of the S & P 500 Index and SIC Code 6035--Federal Savings Institutions Index for the period of five fiscal years commencing January 1, 1995, and ending December 31, 1999.

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Westcorp specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                                AMONG WESTCORP,
                        S&P 500 INDEX AND SIC CODE INDEX

                                                                                 FEDERAL SAVINGS
                                                      WESTCORP INC                INSTITUTIONS                S&P COMPOSITE
                                                      ------------               ---------------              -------------
1994                                                     100.00                      100.00                      100.00
1995                                                     208.35                      156.90                      137.58
1996                                                     264.10                      200.64                      169.17
1997                                                     208.32                      340.12                      225.61
1998                                                      87.43                      288.98                      290.09
1999                                                     186.14                      245.88                      351.13

                     ASSUMES $100 INVESTED ON JAN. 01, 1995
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1999

            SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND NOMINEES

     The following table sets forth, as of December 31, 1999, certain security ownership information as to (a) the person who is beneficial owner of more than 5% of the outstanding shares of the Common Stock, (b) each Director and nominee of Westcorp, (c) each of the Named Executive Officers and (d) all Officers and Directors of Westcorp as a group. Management knows of no person, other than the person set forth below, who owns more than 5% of the outstanding shares of Common Stock.
        ------------------------------------------------------------------------

                                                    SHARES OF COMMON
                                                   STOCK OF WESTCORP
                                                   BENEFICIALLY OWNED
                                                         AS OF          PERCENT OF
                      NAME                         DECEMBER 31, 1999     CLASS(1)
----------------------------------------------------------------------------------
Judith M. Bardwick...............................           2,007(2)         --(3)
Robert T. Barnum.................................          15,000            --(3)
Stanley E. Foster................................         186,833(4)         --(3)
Ernest S. Rady...................................      17,752,054(5)       66.7%
Howard C. Reese..................................          52,596(6)         --(3)
Joy Schaefer.....................................          36,156(7)         --(3)
Charles E. Scribner..............................         117,000            --(3)
James E. Tecca...................................          39,345(8)         --(3)
Lee A. Whatcott..................................          28,507(9)         --(3)
Thomas Wolfe.....................................           5,223            --(3)
Directors and Officers as a Group (18 persons)...      18,292,619          68.8%

--------------------------------------------------------------------------------
(1) The percentages are calculated on the basis of the number of shares outstanding, plus the number of shares which such person or group has a present right to acquire pursuant to the exercise of stock options within 60 days of December 31, 1999. All shares are Common Stock.

(2) Consists of beneficial ownership of 2,007 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans.

(3) Less than 5%.

(4) Includes beneficial ownership of 2,007 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans.

(5) Includes beneficial ownership of 19,460 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999. Mr. Rady disclaims beneficial ownership of 36,013 shares owned by the DHM Trust #2.

(6) Consists of beneficial ownership of 827 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999.

(7) Includes beneficial ownership of 19,203 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999.

(8) Includes beneficial ownership of 5,286 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999.

(9) Includes beneficial ownership of 13,425 shares which may be acquired within 60 days of December 31, 1999, pursuant to stock options awarded under Stock Option Plans plus ESOP/401K shares as of December 31, 1999.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Westcorp's executive officers and directors, and persons who own more than ten percent of a registered class of the Westcorp's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent shareholders are required by regulations of the Securities and Exchange commission to furnish Westcorp copies of all Section 16(a) forms they file.

     Based solely on Westcorp's review of copies of such reports furnished to Westcorp or written representations that no other reports were required, Westcorp believes that, during the 1999 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except Richard Stephan, Senior Vice President, and American Assets filed late Form 4's on stock transactions during 1999.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             WHO ARE NOT MANAGEMENT

     As of March 20, 2000, no person or group other than Mr. Rady was known to Westcorp to have owned beneficially more than 5% of the outstanding shares of Westcorp's Common Stock. However, on February 3, 2000, a Schedule 13G was filed on behalf of Dimensional Fund Advisors Inc. ("DFA") reflecting beneficial ownership of greater than 5% of Westcorp common stock for the year ended December 31, 1999. DFA advised Westcorp that the shares, as to which said
Schedule 13G was filed, are owned by various investment advisory clients of DFA or its wholly-owned subsidiary which is deemed a beneficial owner of the shares only by virtue of the direct or indirect investment and/or voting discretion it possesses pursuant to the provisions of investment advisory agreements with such clients.

               SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Shareholders who wish to present proposals for action at the 2001 Annual Meeting should submit their proposals in writing and in conformance with the bylaws to the Secretary of Westcorp at the address set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no fewer than 30 days, nor more than 60 days, prior to the date of the scheduled Annual Meeting for inclusion in next year's Proxy Statement and proxy card. The scheduled date of the Annual Meeting may be obtained from the Secretary after January 1, 2001.

                         ANNUAL REPORT TO SHAREHOLDERS

     Westcorp's Annual Report to Shareholders for the year ended December 31, 1999, including audited consolidated financial statements, has been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER MATTERS

     The Management of Westcorp does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

                           ANNUAL REPORT ON FORM 10-K

     A copy of Westcorp's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), is included in the Annual Report; an additional copy will be furnished without charge to any person from whom the accompanying proxy is solicited upon written request to Guy Du Bose, Esq., Westcorp, 23 Pasteur, Irvine, California 92618. If Exhibit copies are requested, a copying charge of $.20 per page will be made

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Guy Du Bose
                                          Secretary

Irvine, California
March 28, 2000

     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

REVOCABLE PROXY

                                    WESTCORP
                                   23 PASTEUR
                            IRVINE, CALIFORNIA 92618

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
              DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                          OF WESTCORP ON MAY 23, 2000.

    The undersigned appoints Ernest S. Rady (and in his absence or inability to serve, Joy Schaefer as alternate proxy) with the power to appoint his substitute, as proxy and hereby authorizes him and his alternate to represent and to vote all of the shares of Common Stock held of record by and standing in the name of the undersigned on March 27, 2000, at the Annual Meeting of Shareholders of WESTCORP, to be held May 23, 2000, or any adjournment thereof, in accordance with the instructions below and IN FAVOR OF ANY PROPOSAL AS TO WHICH NO INSTRUCTION IS INDICATED.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF WESTCORP AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

                          (Proxy continued on reverse)

--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                          Please mark your votes
                                                          as indicated in this
                                                          example. [X]

                                                                         WITHHOLD          WITHHOLD
                                                                         AUTHORITY         AUTHORITY
                                                                        TO VOTE FOR     TO VOTE FOR ANY
                                                                       ALL NOMINEES       INDIVIDUAL
                                                          FOR          LISTED BELOW         NOMINEE
1.   ELECTION OF DIRECTORS

     Nominees:    Judith M. Bardwick,                     [ ]               [ ]               [ ]
                  Stanley E. Foster and
                  Ernest S. Rady to serve as
                  Class II Directors of Westcorp.

     WITHHOLD AUTHORITY to vote for any INDIVIDUAL nominee. Write name of such nominee below.

                                                           FOR          AGAINST            ABSTAIN

2.   RATIFICATION OF THE APPOINTMENT OF ERNST &            [ ]            [ ]                [ ]
     YOUNG LLP, AS THE INDEPENDENT PUBLIC ACCOUNTANTS
     OF WESTCORP FOR FISCAL YEAR 2000.

3. OTHER BUSINESS. In accordance with the recommendation of Westcorp's Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

I expect to attend the Meeting. [ ]

Number of Shares Owned:_________________________________________________________

Signature:____________________ Signature:____________________ Date _____________

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

                              FOLD AND DETACH HERE

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